EXHIBIT 99.5

ISDA®
International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX

to the Schedule to the

Master Agreement

dated as of March 30, 2007

between

LEHMAN BROTHERS SPECIAL FINANCING INC.	THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator and Corridor Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-6
Party A	Party B

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 1. Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to
Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex,
Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the "Secured
Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the
Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured
Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted
Collateral, the security interest and lien granted hereunder on that Posted
Collateral will be released immediately and, to the extent possible, without further action by either party.

Copyright (C) 1994 by International Swaps and Derivatives Association, Inc.

Paragraph 3. Credit Support Obligations

(a) Delivery Amount. Subject to Paragraphs 4 and 5, upon a demand made by the
Secured Party on or promptly following a Valuation Date, if the Delivery
Amount for that Valuation Date equals or exceeds the Pledgor's Minimum
Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible
Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13. the "Delivery Amount" applicable to the
Pledgor for any Valuation Date will equal the amount by which:

     (i) the Credit Support Amount

     exceeds

     (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the
Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer
Amount, then the Secured Party will Transfer to the Pledgor Posted Credit
Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the
"Return Amount" applicable to the Secured Party for any Valuation Date will equal the amount by which:

     (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party

     exceeds

     (ii) the Credit Support Amount.

"Credit Support Amount" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit
Support Amount will be deemed to be zero whenever the calculation of Credit
Support Amount yields a number less than zero.

Paragraph 4. Conditions Precedent, Transfer Timing, Calculations and
Substitutions

(a) Conditions Precedent. Each Transfer obligation of the Pledgor under
Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

     (i) no Event of Default, Potential Event of Default or Specified
     Condition has occurred and is continuing with respect to the other party;
     and

     (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an
     Event of Default or Specified Condition with respect to the other party.

(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted
Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business
Day; if a demand is made after the Notification Time, then the relevant
Transfer will be made not later than the close of business on the second Local
Business Day thereafter.

(c) Calculations. All calculations of Value and Exposure for purposes of
Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation
Time. The Valuation Agent will notify each party (or the other party, if the
Valuation Agent is a party) of its calculations not later than the
Notification Time on the Local Business Day following the applicable Valuation
Date (or in the case of Paragraph 6(d), following the date of calculation).

                                                                  ISDA(R) 1994

(d) Substitutions.

     (i) Unless otherwise specified in Paragraph 13, upon notice to the
     Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the
     Secured Party substitute Eligible Credit Support (the "Substitute Credit
     Support"); and

     (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the
     Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party will only be obligated to Transfer Posted Credit
     Support with a Value as of the date of Transfer of that Posted Credit
     Support equal to the Value as of that date of the Substitute Credit
     Support.

Paragraph 5. Dispute Resolution

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any
Transfer of Eligible Credit Support or Posted Credit Support, then (I) the
Disputing Party will notify the other party and the Valuation Agent (if the
Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under
Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will
Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

     (i) In the case of a dispute involving a Delivery Amount or Return
     Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date
     by:

          (A) utilizing any calculations of Exposure for the Transactions (or
          Swap Transactions) that the parties have agreed are not in dispute;

          (B) calculating the Exposure for the Transactions (or Swap
          Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating
          Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction);
          and if no quotations are available for a particular Transaction (or
          Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

          (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

     (ii) In the case of a dispute involving the Value of any Transfer of
     Eligible Credit Support or Posted Credit Support, the Valuation Agent
     will recalculate the Value as of the date of Transfer pursuant to
     Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the
Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to
Paragraphs 4(a) and 4(b), make the appropriate Transfer.

                                                                  ISDA(R) 1994

Paragraph 6. Holding and Using Posted Collateral

(a) Care of Posted Collateral. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted
Collateral, including, without limitation, any duty to collect any
Distributions, or enforce or preserve any rights pertaining thereto.

(b) Eligibility to Hold Posted Collateral; Custodians.

     (i) General. Subject to the satisfaction of any conditions specified in
     Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian")
     to hold Posted Collateral for the Secured Party. Upon notice by the
     Secured Party to the Pledgor of the appointment of a Custodian, the
     Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a
     Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

     (ii) Failure to Satisfy Conditions. If the Secured Parry or its Custodian
     fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five
     Local Business Days after the demand, Transfer or cause its Custodian to
     Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

     (iii) Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) Use of Posted Collateral Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3,
4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an
Affected Party with respect to a Specified Condition and no Early Termination
Date has occurred or been designated as the result of an Event of Default or
Specified Condition with respect to the Secured Patty, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code,
have the right to:

     (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted
     Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

     (ii) register any Posted Collateral in the name of the Secured Party, its
     Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted
Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d) Distributions and Interest Amount

     (i) Distributions. Subject to Paragraph 4(a), if the Secured Party
     receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local
     Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that
     Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

                                                                  ISDA(R) 1994

     (ii) Interest Amount Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted
     Collateral in the form of Cash (all of which may be retained by the
     Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a
     Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7. Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

     (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral. Posted Collateral or the Interest
     Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

     (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in
     Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

     (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8. Certain Rights and Remedies

(a) Secured Party's Rights and Remedies. If at any time (1) an Event of
Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the
Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

     (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

     (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

     (iv) the right to liquidate any Posted Collateral held by the Secured
     Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the
     Secured Party having the right to purchase any or all of the Posted
     Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

                                                                  ISDA(R) 1994

(b) Pledgor's Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or
Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or
Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

     (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

     (iii) the Secured Party will be obligated immediately to Transfer all
     Posted Collateral and the Interest Amount to the Pledgor; and

     (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

          (A) Set-off any amounts payable by the Pledgor with respect to any
          Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

          (B) to the extent that the Pledgor does not Set-off under (iv)(A)
          above, withhold payment of any remaining amounts payable by the
          Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that
          Posted Collateral is Transferred to the Pledgor.

(c) Deficiencies and Excess Proceeds. The Secured Party will Transfer to the
Pledgor any proceeds and Posted Credit Support remaining after liquidation,
Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations;
the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and
8(b).

(d) Final Returns. When no amounts are or thereafter may become payable by the
Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the
Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9. Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible
Collateral) that:

     (i) it has the power to grant a security interest in and lien on any
     Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

     (ii) it is the sole owner of or otherwise has the right to Transfer all
     Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

     (iii) upon the Transfer of any Eligible Collateral to the Secured Party
     under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the
     Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

     (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

                                                                  ISDA(R) 1994

Paragraph 10. Expenses

(a) General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable at any costs and expenses incurred by the other party in connection herewith.

(b) Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted
Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) Liquidation/Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit
Support under Paragraph 8 will be payable, on demand and pursuant to the
Expenses Section of this Agreement, by the Defaulting Party or, if there is no
Defaulting Party, equally by the parties.

Paragraph 11. Miscellaneous

(a) Default Interest. A Secured Party that fails to make, when due, any
Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that
Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount.
This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest
Amount.

(c) Further Protection. The Pledgor will promptly give notice to the Secured
Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph
2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) Good Faith and Commercially Reasonable Manner. Performance of all
obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) Demands and Notices. All demands and notices made by a party under this
Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more
Confirmations or other documents and this Annex will be construed accordingly.

                                                                  ISDA(R) 1994

Paragraph 12. Definitions

As used in this Annex:

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b)(i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted
Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"Eligible Collateral" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Eligible Credit Support" means Eligible Collateral and Other Eligible
Support.

"Exposure" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section
6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions)
were being terminated as of the relevant Valuation Time; provided that Market
Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the
Secured Party on that day, determined by the Secured Party for each such day as follows:

     (x) the amount of that Cash on that day; multiplied by

     (y) the Interest Rate in effect for that day; divided by

     (z) 360.

"Interest Period" means the period from (and including) the last Local
Business Day on which an Interest Amount was Transferred (or, if no Interest
Amount has yet been Transferred, the Local Business Day on which Posted
Collateral in the form of Cash was Transferred to or received by the Secured
Party) to (but excluding) the Local Business Day on which the current Interest
Amount is to be Transferred.

"Interest Rate" means the rate specified in Paragraph 13.

"Local Business Day", unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a
Transfer under this Annex.

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"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Notification Time" has the meaning specified in Paragraph 13.

"Obligations" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Other Posted Support" means all Other Eligible Support Transferred to the
Secured Party that remains in effect for the benefit of that Secured Party.

"Pledgor" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has
Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible Collateral, other property,
Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the
Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the
Secured Party under Paragraph 8. Any Interest Amount or portion thereof not
Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 5: provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the
"Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.

"Return Amount" has the meaning specified in Paragraph 3(b).

"Secured Party" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii)
holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"Substitute Credit Support" has the meaning specified in Paragraph 4(d)(i).

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

"Threshold" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Transfer" means, with respect to any Eligible Credit Support, Posted Credit
Support or Interest Amount, and in accordance with the instructions of the
Secured Party, Pledgor or Custodian, as applicable:

     (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

     (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

     (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

     (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

                                                                  ISDA(R) 1994

"Valuation Agent" has the meaning specified in Paragraph 13.

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

"Valuation Percentage" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"Valuation Time" has the meaning specified in Paragraph 13.

"Value" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

     (i) Eligible Collateral or Posted Collateral that is:

          (A) Cash, the amount thereof; and

          (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

     (ii) Posted Collateral that consists of items that are not specified as
     Eligible Collateral, zero; and

     (iii) Other Eligible Support and Other Posted Support, as specified in
     Paragraph 13.

                                                                  ISDA(R) 1994

Paragraph 13.  Elections and Variables

(a)	Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A, not applicable.

With respect to Party B, not applicable.

(b)	Credit Support Obligations.

(i)           Delivery Amount, Return Amount and Credit Support Amount

(A)
“Delivery Amount” has the meaning specified in Paragraph 3(a), provided that the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced by the words “on each Valuation Date”; and provided further that the Delivery Amount shall be calculated with respect to collateral posting required by each Rating Agency by using (i) such Rating Agency’s Valuation Percentages as provided below to determine Value and (ii) the Credit Support Amount related to such Rating Agency.  The Delivery Amount shall be the greatest of such calculated amounts.

(B)
“Return Amount” has the meaning specified in Paragraph 3(b), provided that the Return Amount shall be calculated with respect to collateral posting required by each Rating Agency by using (i) such Rating Agency’s Valuation Percentages as provided below to determine Value and (ii) the Credit Support Amount related to such Rating Agency.  The Return Amount shall be the least of such calculated amounts.

(C)	“Credit Support Amount”has the meaning specified in Paragraph 13(p).

(ii)
Eligible Collateral.  At such time as Party A is required to post collateral pursuant to Part 1(i)(B) of the Schedule), the following items will qualify as “Eligible Collateral” (together with such other collateral types (and related valuation percentages) with respect to which Rating Agency Condition is provided):

	Collateral Type	S&P Valuation Percentage	Valuation Percentage for Moody’s First Trigger Credit Support Amount	Valuation Percentage for Moody’s second Trigger Credit Support Amount

(A)	Cash in USD.	100%	100%	100%

(B)	Fixed rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year.	98.5%	100%	100%

(C)	Fixed rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than ten years.	89.9%	100%	94%

(D)	Fixed rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years.	83.9	100%	87%

(iii)	Other Eligible Support. The following items will qualify as “Other Eligible Support” for the party specified: Not applicable.

(iv)	Thresholds.

(A)	“Independent Amount” shall not be applicable with respect to Party A or Party B unless otherwise specified in a Confirmation.

(B)
“Threshold” means, with respect to Party A, infinity, provided that if a Ratings Event or Collateralization Event has occurred and is continuing, the Threshold with respect to Party A shall be zero, except that the Threshold in respect of Party A shall be infinity so long as (I)(i) no S&P Collateralization Event has occurred and is continuing, and (ii)(A) less than 30 Local Business Days have lapsed since the last time no Moody’s Collateralization Event had occurred and was continuing and (B) no Moody’s Collateralization Event had occurred when this Annex was executed and (II) a Ratings Event is not occurring.

(C)
“Minimum Transfer Amount” means, with respect to a party, $100,000; provided, however, that if the aggregate Principal Balance of the Certificates rated by S&P ceases to be more than $50,000,000, then the Minimum Transfer Amount shall mean $50,000.

(D)	“Rounding”. The Delivery Amount will be rounded up to the nearest integral multiple of $1,000 and the Return Amount will be rounded down to the nearest integral multiple of $1,000.

(v)
“Exposure” has the meaning specified in Paragraph 12, except that (1) after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(f)(B)[Calculations] of the Schedule is deleted)” shall be inserted and (2) at the end of such definition, the words “with terms substantially the same as those of this Agreement.”

(c)	Valuation and Timing.

(i)
“Valuation Agent” means Party A.  All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from commonly accepted third party sources.

(ii)
“Valuation Date” means, for purposes of determining each time that Party A is required to post collateral, each Wednesday or, if such day is not a Local Business Day, the next following Local Business Day.

(iii)
“Valuation Time” means the close of business in the location where the relevant product is traded, provided that the calculations of Value and Exposure will made as of approximately the same time on the same date.

(iv)	“Notification Time” means 3:00 p.m., New York time, on a Local Business Day.

(v)
External Verification.  Notwithstanding the definition of Valuation Agent and Valuation Date, at any time while the long-term unsecured debt or counterparty rating of Party A’s Credit Support Provider is not rated above “BBB-” by S&P, the calculations of Exposure and the Value of any Eligible Credit Support or Posted Credit Support must be verified by an external mark monthly. The external mark must be obtained by an independent third party, and cannot be verified by the same entity more than four times in any 12-month period. In addition, the external mark-to-market valuations should reflect the higher of two bids from counterparties that would be eligible and willing to provide the swap in the absence of the current provider. The Value of any Eligible Credit Support or Posted Credit Support and Exposure should be based on the greater of the calculations of the Valuation Agent and the external marks, and any deficiencies in Value and Exposure must be cured within three days.

(d)	Conditions Precedent and Secured Party’s Rights and Remedies. There will be no Specified Conditions for Party A and Party B.

(e)	Substitution

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	“Consent.” The Pledgor need not obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d).

(f)	Dispute Resolution

(i)	“Resolution Time” means 1:00 p.m. on the Local Business Day following the date on which notice is given that gives rise to a default.

(ii)	Value. For the purpose of Paragraph 5(i)c) and 5(ii), the Value of Posted Credit Support will be calculated as follows:

With respect to any Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii) (referred to herein as “Collateral Obligations”) the sum of (I)(x) the bid price quoted on such date by a mutually acceptable principal market maker for such Collateral Obligations, or (y) if no such quotation is available from a principal market maker for such date, such bid price as of the day, next preceding such date, on which such quotation was available, in either case multiplied by the applicable Valuation Percentage, plus (II) the accrued interest on such Collateral Obligations (except to the extent Transferred to a party pursuant to any applicable section of this Agreement or included in the applicable price referred to in (I) of this Clause) as of such date.

With respect to any Cash, the face amount thereof.

(ii)	“Alternative.” Paragraph 5 will apply.

(g)	Holding and Using Posted Collateral.

(i)	“Eligibility to Hold Posted Collateral; Custodians.”

Party B and or its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

The Custodian is a bank or trust company located in the United States having total assets of at least $250,000,000 and a short term unsecured debt or counterparty rating of “Prime-1” from Moody’s and “A-1” from Standard & Poor’s or is the Trustee.

Initially, the Custodian for Party B is:  The Bank of New York.

(ii)	“Use of Posted Collateral” The provisions of Paragraph 6(c) will not apply with respect to the collateral posted by Party A.

(iii)
The Custodian for Party B shall hold all Eligible Credit Support in an Eligible Account segregated from the Swap Account and the Corridor Contract Reserve Account, as defined in the related Trust Agreement.

(h)	Distributions and Interest Amount.

(i)
“Interest Rate.”  The Interest Rate shall be the actual interest rate achieved on Posted Collateral in the form of Cash that is held by Party B’s Custodian. Party B’s Custodian shall hold Posted Collateral in the form of Cash in such deposit or investment account as specified by Party A to Party B and reasonably acceptable to Party B’s Custodian.

(ii)
“Transfer of Interest Amount.”  The Transfer of the Interest Amount will be made on the second Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), in each case to the extent that a Delivery Amount would not be created or increased by that Transfer, provided that Party B shall not be obliged to so Transfer any Interest Amount unless and until it has earned and received such interest..

(iii)	“Alternative to Interest Amount.” The provisions of Paragraph 6(d)ii) will apply.

(i)	Additional Representation(s). Not applicable.

(j)	“Other Eligible Support and Other Posted Support.”

(i)	“Value” with respect to Other Eligible Support and Other Posted Support means: Not applicable.

(ii)	“Transfer” with respect to Other Eligible Support and Other Posted Support means: Not applicable.

(k)	Demands and Notices. All demands, specifications and notices made by a party to this Annex will be made pursuant to the Notices Section of this Agreement.

(l)	Addresses for Transfers. As agreed upon between the parties from time to time.

(m)
Costs of Transfer on Exchange. Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Pledgor to the Secured Party or from the Secured Party to the Pledgor.

(n)
Agreement as to Single Secured Party and Pledgor.  Party A and Party B agree that, notwithstanding anything to the contrary in the recital of this Annex, Paragraph 1(b) or Paragraph 2 of the definitions in Paragraph 12, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to post Eligible Credit Support hereunder.  Party A also agrees that it shall pay all costs of transferring Eligible Credit Support required to be delivered by Party A hereunder.

(o)
Cumulative Rights.  The rights, powers and remedies of the Secured Party under this Annex shall be in addition to all rights, powers and remedies given to the Secured Party by the Agreement or by virtue of any statue or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of the Secured Party in the Posted Credit Support created pursuant to this Annex.

(p)
“Credit Support Amount” shall be (a) with respect to Moody’s, the Moody’s First Trigger Credit Support Amount, or the Moody’s Second Trigger Credit Support Amount, as applicable, and (b) with respect to S&P, the S&P Credit Support Amount.

(ii)  With respect to Moody’s:

(I)
“Moody’s First Trigger Credit Support Amount” means, (A) for any Valuation Date on which the Threshold in respect of Party A is zero and on which (A) a Moody’s Collateralization Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (B) (i) no Moody’s Ratings Event has occurred and is continuing or (ii) less than 30 Local Business Days have elapsed since the last time no Moody’s Ratings Event had occurred and was continuing, an amount equal to the greater of (a) zero and (b) the sum of the Secured Party’s aggregate Exposure for all Transactions and the aggregate of Moody’s Additional Collateralized Amounts for each Transaction; or (B) for any other Valuation Date, zero.

The “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean:

the product of the applicable Moody’s First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

(II)
“Moody’s Second Trigger Credit Support Amount” means, (A)for any Valuation Date where the Threshold in respect of Party A is zero and on which it is the case that a Moody’s Rating Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates and (c) the sum of the Secured Party’s aggregate Exposure and the aggregate of Moody’s Additional Rating Amounts for all Transactions; or (B) for any other Valuation Date, zero.

For the purposes of this definition, the “Moody’s Additional Rating Amount” with respect to any Transaction shall mean:

if such Transaction is not a Transaction-Specific Hedge,

the product of the applicable Moody’s Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

if such Transaction is a Transaction-Specific Hedge,

the product of the applicable Moody’s Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

“ Next Payment” means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

“Next Payment Date” means each date on which the next scheduled payment under any Transaction is due to be paid.

“Transaction-Specific Hedge” means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is “balance guaranteed” or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

(iii)  With respect to S&P:

“S&P Credit Support Amount” means, for any Valuation Date where the Threshold in respect of Party A is zero and (x) on which a Collateralization Event with respect to S&P has occurred and been continuing for at least 30 calendar days or (y) on which a Ratings Event with respect to S&P has occurred and is continuing, an amount equal to the sum of (1) the aggregate Secured Party’s Exposure for such Valuation Date with respect to all Transactions and (2) the aggregate of the products of the Volatility Buffer for each Transaction and the Notional Amount of each Transaction for the Calculation Period of each such Transaction which includes such Valuation Date.

“Volatility Buffer” shall mean the percentage set forth in the following table with respect to any Transaction (other than a Transaction identified in the related Confirmation as a Timing Hedge):

Short-term credit rating of Party A’s Credit Support Provider	Remaining Weighted Average Life Maturity up to 3 years	Remaining Weighted Average Life Maturity up to 5 years	Remaining Weighted Average Life Maturity up to 10 years	Remaining Weighted Average Life Maturity up to 30 years
At least “A-2”	2.75	3.25	4.00	4.75
“A-3”	3.25	4.00	5.00	6.25
“BB+” or lower	3.50	4.50	6.75	7.50

The parties executing this Credit Support Annex have executed the Master Agreement and have agreed as to the contents of this Credit Support Annex.

LEHMAN BROTHERS SPECIAL FINANCING INC.	THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator and Corridor Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-6
Party A	Party B
/s/ Allyson M. Carine	/s/ Michelle Penson

Name: Allyson M. Carine	Name: Michelle Penson
Title: Authorized Signatory	Title: Vice President
Date: 3/30/07	Date: 3/30/07

Table 1

Moody’s First Trigger Factor
[If “Valuation Date” means each Local Business Day, the “Daily Collateral Posting” column will apply and the Weekly Collateral Posting Column will be deleted.]
[If “Valuation Date” means the first Local Business Day in each week, the “Weekly Collateral
Posting” column will apply and the Daily Collateral Posting Column will be deleted.]

Remaining Weighted Average Life of Hedge in Years	[Daily Collateral Posting	[Weekly Collateral Posting
1 or less	0.15%	0.25%
More than 1 but not more than 2	0.30%	0.50%
More than 2 but not more than 3	0.40%	0.70%
More than 3 but not more than 4	0.60%	1.00%
More than 4 but not more than 5	0.70%	1.20%
More than 5 but not more than 6	0.80%	1.40%
More than 6 but not more than 7	1.00%	1.60%
More than 7 but not more than 8	1.10%	1.80%
More than 8 but not more than 9	1.20%	2.00%
More than 9 but not more than 10	1.30%	2.20%
More than 10 but not more than 11	1.40%	2.30%
More than 11 but not more than 12	1.50%	2.50%
More than 12 but not more than 13	1.60%	2.70%
More than 13 but not more than 14	1.70%	2.80%
More than 14 but not more than 15	1.80%	3.00%
More than 15 but not more than 16	1.90%	3.20%
More than 16 but not more than 17	2.00%	3.30%
More than 17 but not more than 18	2.00%	3.50%
More than 18 but not more than 19	2.00%	3.60%
More than 19 but not more than 20	2.00%	3.70%
More than 20 but not more than 21	2.00%	3.90%
More than 21 but not more than 22	2.00%	4.00%
More than 22 but not more than 23	2.00%	4.00%
More than 23 but not more than 24	2.00%	4.00%
More than 24 but not more than 25	2.00%	4.00%
More than 25 but not more than 26	2.00%	4.00%
More than 26 but not more than 27	2.00%	4.00%
More than 27 but not more than 28	2.00%	4.00%
More than 28 but not more than 29	2.00%	4.00%
More than 29	2.00%]	4.00%]

Table 2

Moody’s Second Trigger Factor for Interest Rate Swaps with Fixed Notional Amounts
[If “Valuation Date” means each Local Business Day, the “Daily Collateral Posting” column will apply and the Weekly Collateral Posting Column will be deleted.]
[If “Valuation Date” means the first Local Business Day in each week, the “Weekly Collateral
Posting” column will apply and the Daily Collateral Posting Column will be deleted.]

Remaining Weighted Average Life of Hedge in Years	[Daily Collateral Posting	[Weekly Collateral Posting
1 or less	0.50%	0.60%
More than 1 but not more than 2	1.00%	1.20%
More than 2 but not more than 3	1.50%	1.70%
More than 3 but not more than 4	1.90%	2.30%
More than 4 but not more than 5	2.40%	2.80%
More than 5 but not more than 6	2.80%	3.30%
More than 6 but not more than 7	3.20%	3.80%
More than 7 but not more than 8	3.60%	4.30%
More than 8 but not more than 9	4.00%	4.80%
More than 9 but not more than 10	4.40%	5.30%
More than 10 but not more than 11	4.70%	5.60%
More than 11 but not more than 12	5.00%	6.00%
More than 12 but not more than 13	5.40%	6.40%
More than 13 but not more than 14	5.70%	6.80%
More than 14 but not more than 15	6.00%	7.20%
More than 15 but not more than 16	6.30%	7.60%
More than 16 but not more than 17	6.60%	7.90%
More than 17 but not more than 18	6.90%	8.30%
More than 18 but not more than 19	7.20%	8.60%
More than 19 but not more than 20	7.50%	9.00%
More than 20 but not more than 21	7.80%	9.00%
More than 21 but not more than 22	8.00%	9.00%
More than 22 but not more than 23	8.00%	9.00%
More than 23 but not more than 24	8.00%	9.00%
More than 24 but not more than 25	8.00%	9.00%
More than 25 but not more than 26	8.00%	9.00%
More than 26 but not more than 27	8.00%	9.00%
More than 27 but not more than 28	8.00%	9.00%
More than 28 but not more than 29	8.00%	9.00%
More than 29	8.00%]	9.00%]

Table 3

Moody’s Second Trigger Factor for Transaction-Specific Hedges
[If “Valuation Date” means each Local Business Day, the “Daily Collateral Posting” column will apply and the Weekly Collateral Posting Column will be deleted.]
[If “Valuation Date” means the first Local Business Day in each week, the “Weekly Collateral
Posting” column will apply and the Daily Collateral Posting Column will be deleted.]

Remaining Weighted Average Life of Hedge in Years	[Daily Collateral Posting	[Weekly Collateral Posting
1 or less	0.65%	0.75%
More than 1 but not more than 2	1.30%	1.50%
More than 2 but not more than 3	1.90%	2.20%
More than 3 but not more than 4	2.50%	2.90%
More than 4 but not more than 5	3.10%	3.60%
More than 5 but not more than 6	3.60%	4.20%
More than 6 but not more than 7	4.20%	4.80%
More than 7 but not more than 8	4.70%	5.40%
More than 8 but not more than 9	5.20%	6.00%
More than 9 but not more than 10	5.70%	6.60%
More than 10 but not more than 11	6.10%	7.00%
More than 11 but not more than 12	6.50%	7.50%
More than 12 but not more than 13	7.00%	8.00%
More than 13 but not more than 14	7.40%	8.50%
More than 14 but not more than 15	7.80%	9.00%
More than 15 but not more than 16	8.20%	9.50%
More than 16 but not more than 17	8.60%	9.90%
More than 17 but not more than 18	9.00%	10.40%
More than 18 but not more than 19	9.40%	10.80%
More than 19 but not more than 20	9.70%	11.00%
More than 20 but not more than 21	10.00%	11.00%
More than 21 but not more than 22	10.00%	11.00%
More than 22 but not more than 23	10.00%	11.00%
More than 23 but not more than 24	10.00%	11.00%
More than 24 but not more than 25	10.00%	11.00%
More than 25 but not more than 26	10.00%	11.00%
More than 26 but not more than 27	10.00%	11.00%
More than 27 but not more than 28	10.00%	11.00%
More than 28 but not more than 29	10.00%	11.00%
More than 29	10.00%]	11.00%]